

Improve Lifestyles Through Quality consumer products for better food safety…





Deer Consumer Products, Inc.

China's Market Leader in Home Electronics

US STOCK SYMBOL: DCPI

November, 2008

Safe Harbor Statement

This presentation contains "forward-looking statements" within the meaning of the "safe-harbor" provisions of the Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, and other factors. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation.



A Market Leader

- Leading US home electronics manufacturer headquartered in China
- More than 1,500 employees
- Rapid sales and earnings growth
- 100+ global and domestic customers including: Black & Decker, Disney, ToastMaster, Home Depot, Wal-Mart and others
- More than 80% of sales overseas in 40+ countries (2007)
- International quality assurance: safety approvals (ETL, GS, UL, CUL and CB)
- Strong domestic and international brand recognition
- Rising consumer income levels - growing Chinese domestic demand



Global Customer Base

International

- WAL*MART
- Disney
- Betty Crocker Kitchens
- Magic Bullet
- Black & Decker
- KENWOOD
- THOMAS
- Girmi
- sindelen
- Target
- EVERSTAR
- The Home Depot
- TERMOZETA
- Back to Basics
- Ariete
- ALBA

Domestic

- gome
- SUNING 苏宁电器
- vanguard
- GrandBuy







Market Overview



Market Overview

- **Our Market: kitchen, living and personal home electronics**
- **2007 estimates: Global small electric appliance sales total $77.9 billion[1]**
  - China accounted for 17% of total market consumption ($13.3 billion) in 2007[2]
  - 8% growth forecast through 2011[3]
- **China is the largest manufacturer of small electric appliances**
  - 80% of global production[4]
  - Actual production reached 1.44 billion units in 2007
  - Exports accounted for 74.3% of actual production[5]
- **Kitchen appliance sector enjoys 30%-40% average gross profit margins[6]**
- **In 2007, kitchen appliances accounted for 78.6% of China's small household electric appliance consumption[7]**

1 - CCID Consulting, Mr Jiang Li Feng, 17 January, 2008; 2 - CCID Consulting, Industry Report, February 2008; 3 - CCID Consulting June, 2007; 4 - CCID Consultant, Mr. Jiang Li Feng, Jan 2008; 5 - CCID Consulting, Industry Report, February 2008; 6 - The Information of Guang Dong Household Appliance, Q3 2007, page 9; 7- CCID Consulting, January, 2008.



Industry Sales Growth


Sales of Food Preparation Appliances by Subsector:
Volume 2001-2006
700.00
600.00
500.00
400.00
300.00
200.00
100.00
0.00
('000 units)
2001
2002
2003
2004
2005
2006
Year
Food Processors
Blenders
Juice Extractors


Forecast Sales of Food Preparation Appliances by Subsector:
Volume 2006-2011
1,000.00
900.00
800.00
700.00
600.00
500.00
400.00
300.00
200.00
100.00
0.00
('000 units)
2006
2007
2008
2009
2010
2011
Year
Food Processors
Blenders
Juice Extractors

	2001-06 CAGR	2006-11 CAGR (Forecast)
Food Processors	11.5	7.9
Blenders	16.5	12.2
Juice Extractors	15	12.6



Source: Euromonitor International Report

China's Growing Domestic Market

Growth opportunities associated with rising consumer income levels:

- Chinese families on average own 5 appliances, compared to 40 in developed countries.

- Growth of younger generation represents the strongest product demand: young couples (age 20-39) account for 30% of the total Chinese population.

Small Electric Appliances Consumption in China (2003-2007)[1]



$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
Sales ($ Billion)
$7.7
$9.0
$10.2
$11.7
$13.3
Y03
Y04
Y05
Y06
Y07
Sales ($ Billion)

- Between 2002 and 2006, the overall household appliance market grew 7.4% annually with growth expectations of 8.3% between 2006 and 2011.[2]

1 - China Small Household Appliances Market Report, Research and Markets, 2006; 2 - Datamonitor Industry Market Research, 2007

Demand Drivers



- **Rapid economic expansion**
  - Higher disposable income drives increased home electronics spending.
  - Rural income growth represents a vast new broadening market.

- **Rapid urbanization drives greater demand by modern homes**
  - Between 1990 and 2006, the urban Chinese population increased by 265 million (from 26% to 44% of the total Chinese population).[1]
  - Urban Chinese women, Deer's primary consumer base, comprises a large segment of China's urban population (95 women to every 100 men). [2]

- **Real estate boom**
  - Approximately 2.6 million Chinese families move into new housing each year;
  - Increased housing space drives demand for small electric home appliances.[3]

- **Health conscious consumers**
  - Fruit and vegetable juice output (in tons) has been growing by an average 28.5% between 2003 and 2007.[4]
  - Increasing juice and blended drinks consumption drives domestic demand.

1 - China National Bureau of Statistics; 2 - UNSD Demographic Yearbook 2007; 3 - Research and Markets China Small Household Appliances Market Report, 2006; 4 - chinadataonline.org







Corporate Overview

Competitive Advantages

Market Recognition

- One of the largest manufacturers of small electric blenders and juicers in China
- Over 170 product series developed
- Sales in 40+ countries
- Reliable cash flow from overseas customers (Black & Decker, Wal-Mart, Home Depot)

Quality

- More than 10 years of international market experience
- Over 500 OEM clients (past 10 years)
- Streamlined manufacturing operations and stringent quality controls
- Efficient production process leads to fewer defects, less waste and higher margins

Cost Efficiency

- Despite raw material price increases, our company remains highly competitive
- Successful cost control through "green practices"/raw material substitution
- Automated production since 2007:
  - Lowered labor costs, product standardization and improved labor safety
  - Robot controlled automatic production line



Competitive Advantages

R&D and Patents	– 75 household electronic patents – Patents augment sales (increased number of protectable designs/product lines) – Products meet stringent requirements in North America, Europe, Australia, and Asia – ISO 9001:2000 Certificate in Management Systems – Awarded Compulsory Product Certification in the Chinese market
Design Capability	– 2007 Original Design Manufacturer (ODM) sales accounted for 75% of product sales – Large ODM clients include: Disney, Applica, Girmi, Black & Decker and Sattar – Faced with high labor costs, Western companies seek out efficient Chinese engineering and design solutions – Deer employs over 70 research and technical staff
Green Manufacturing Practices	– On average,12 tons of Acrylonitrile Butadiene Styrene plastic recycled monthly – Conservation mitigates the negative effects of rising raw material prices – Green manufacturing practices helps Deer maintain competitive margins



Environmentally-Friendly Operations

- **Raw Material Recycling**
  - Re-working machines installed mid-2006
  - Manufacturing waste, defects and scrap (plastics) are recycled and reused in production
  - Approximately 12 tons (at current manufacturing levels) are recycled monthly, resulting in significant cost reduction


Acrylonitrile-butadiene-styrene (ABS)
Half-finished Product
Plastic scraps
Resin Loading
Polymer Modification
Plastic scraps, waste, and quality rejects

- **Use of "Green" Materials**

Estimated Use of Recycled Raw Materials			
Year	2008	2009	2010
Recyled Raw Materials (Tons)	181	320	419
Estimated Cost Savings ($)	174,084	307,773	402,991
Exchange rate: $1=RMB 7.59			



Sales by Segment and Region

Sales

- Deer customers include leading appliance firms and large vendors. This facilitates faster product/receivables turnover.
- Increased sales in new overseas markets (South America, Africa and the Middle East).

Distribution

- Domestic distribution network encompasses specialty electronics stores, super-marts and other venues located in regional shopping complexes.
- Total of 179 product lines in 2008 compared with 62 in 2005.

2007 Sales by Region


Other
16%
China
14%
North
America
50%
Europe
20%

2008 Revenue Breakdown by Product*


Commercial
Appliances
4%
Other
3%
Food Processor
18%
Meat Chopper
6%
Blender
51%
Juicer
18%



* 2008 Revenue Breakdown by Product is based on the projected revenues for 2008 and may differ from the actual numbers.

Strong Management Team



- **Ying He, Founder, Chairman & CEO**
  - Former Senior Manager and CEO - Hong Kong Dongjiang group and Dongguan Molding
  - MBA degree - Zhongshan University



- **James Chiu, COO and Director**
  - Former Sales Manager - Whirlpool Greater China
  - Former Sourcing Director - Hamilton Beach Proctor-Silex
  - Bachelor's degree in Accounting & Economics - University of Hong Kong
  - MBA - Charles Stuart University (Australia)
  - LLB - the University of London



- **Yue Hua Xia, Chief Financial Officer**
  - Former CFO - Zhongshan Song De Packaging Machinery Co., Ltd. and Shenzhen Zheng Jia Investment & Development
  - Bachelor's degree in Accounting - Zhongnan University







Financial Overview

Strong Financial Performance

- Revenues increased to $20.5 million, up 47.2% over 1H '07
- Blender sales increased to $14.5 million, up 61% over 1H '07
- Stable gross margins despite increased raw material costs
- Pre-tax income increased 39% over 1H '07

	2006 (audited)	2007 (audited)	1H07 (unaudited)	1H08 (unaudited)
Sales	29,037,176	33,476,259	13,928,228	20,502,927
Gross profit	4,720,017	7,227,250	2,829,459	4,208,589
Gross profit margin, %	*16.3%*	*21.6%*	*20.3%*	*20.5%*
Operating expenses	2,758,366	3,306,507	1,353,133	2,448,918
Income from operations	1,961,651	3,920,743	1,476,326	1,759,671
Net income	2,002,941	3,421,592	1,207,502	1,393,690
Net Profit Margin, %	*7%*	*10%*	*9%*	*7%*

2007 Average exchange rate: $1=RMB 7.59

Source: SEC 8K



Growth Strategies

- **Rapid domestic market share expansion**:
  - rapid growth in the number of new retail outlets:

	Organic Growth	With Additional Financing
2008	600	600
2009	975	1800
2010	1500	2400

  - expansion of wholesale distributors
  - penetration of provinces with lower incomes yet higher population concentration
  - aggressive marketing campaign
  - launch new products
  - Chinese domestic sales enjoy higher profit margins than international sales

- **Multi-tier pricing:**
  - introduction of premium, standard and budget priced products s to reach a broader range of customers.



Earnings Forecast - Organic Growth

(USD, '000)	FY07 A	FY08 E	FY09 E	FY10 E
ORGANIC GROWTH				
Revenue	**$33,476**	**$40,505**	**$52,160**	**$67,216**
Year on Year Change, %	*15.30%*	*21.00%*	*28.77%*	*28.87%*
Gross Profit	**7,227**	**9,619**	**13,824**	**19,142**
Gross Profit Margin	*21.60%*	*23.75%*	*26.50%*	*28.48%*
Net Income	**$3,422**	**$3,641**	**$4,988**	**$7,758**
Net Profit Margin	*10.22%*	*8.99%*	*9. 56%*	*11.54%*


$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$33,476
$3,422
$40,505
$3,641
$52,160
$4,988
$67,216
$7,758
FY07 A
FY08 E
FY09 E
FY10 E
Revenue
Net Income

Earnings Forecast- $5 Million Financing

(USD, '000)	FY07 A	FY08 E	FY09 E	FY10 E
Revenue	**$33,476**	**$40,505**	**$59,684**	**$80,269**
Year on Year Change, %	*15.30%*	*21.00%*	*47.35%*	*34.49%*
Gross Profit	**7,227**	**9,619**	**16,833**	**24,363**
Gross Profit Margin	*21.60%*	*23.75%*	*28.20%*	*30.35%*
Net Income	**$3,422**	**$3,641**	**$5,595**	**$10,675**
Net Profit Margin	*10.22%*	*8.99%*	*9. 37%*	*13.30%*

Domestic Sales		
(USD, '000)	Organic	With $5 million financing
FY08E	$2,857	$2,857
FY09E	$10,748	$18,271
FY10E	$21,662	$34,715




Growth
Improving Margins
New Products and Product Series
Domestic Market Share Expansion
Strong Management Team
Commitment to Quality: over 500 OEM clients in 10 years
Low Cost Manufacturing/ Efficient Operations
New Product Offering
Revenue Growth
Net Income Growth

